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                                                                     Exhibit 4.1

                                 iSKY, INC.(SM)

COMMON STOCK                                                        COMMON STOCK

INCORPORATED UNDER THE LAWS                                                CUSIP
OF THE STATE OF MARYLAND

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF iSKY, INC.

transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the articles of incorporation of the Corporation (a copy of which is on file with the Transfer Agent) to all of which the ohlder by acceptance hereof consents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsmilie seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Chief Operating Officer                    President and Chief Executive Officer


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         A full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue and the authority of the board of directors to set the relative rights and preferences of any series of capital stock, will be furnished to any shareholder, without charge, upon request to the secretary of the corporation at the corporation's principal office.

         The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship
              and not as tenants in common

UNIF GIFT MIN ACT    -     Under the ___________ Uniform Gifts
                           to Minors Act _______________ as
                           custodian for  _________________

         Additional abbreviations may also be used though not in the above list.

For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________________

                                         _______________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.